Other income	12 Months Ended
Dec. 31, 2020
Other income
Other income

11. Other income

	Year
	ended December 31,
	2020	2019
	€ 1,000	€ 1,000

Grant income	9,307	1,778
Other income	145	155
	9,452	1,933

In June 2020 ProQR received a final waiver of the full amount of the Innovation credit for the Company’s cystic fibrosis program. Consequently, the carrying amount of €8.4 million, including accumulated interest, was recognized in Other Income in Q2 2020.

On February 9, 2018, the Company entered into a partnership agreement with Foundation Fighting Blindness (FFB), under which FFB has agreed to provide funding of $7.5 million for the pre-clinical and clinical development of QR‑421a for Usher syndrome type 2A targeting mutations in exon 13.

In addition, funding was received for the Huntington’s disease program.

Grants are recognized in other income in the same period in which the related R&D costs are recognized.